
-----------------------------------------------------------------------------------------------------------------------
                                                                              Monthly Operating Report

      ------------------------------------------------------
      CASE  NAME:  ProMedCo Management Company                                ACCRUAL BASIS-1
      ------------------------------------------------------

      ------------------------------------------------------
      CASE  NUMBER:  01-42502-BJH-11                                          02/13/95, RWD, 2/96
      ------------------------------------------------------


      ------------------------------------------------------

      COMPARATIVE  BALANCE  SHEET                                                ***** AMOUNTS ARE UNAUDITED *****

      -------------------------------------------------------------------------------------------------------------
                                              SCHEDULE            MONTH             MONTH             MONTH
                                                            -------------------------------------------------------
      ASSETS                                   AMOUNT        September 2001      August 2001        July 2001
      -------------------------------------------------------------------------------------------------------------
      1.   UNRESTRICTED  CASH                      $657,834          $302,572          $216,069           $285,955
      -------------------------------------------------------------------------------------------------------------
      2.   RESTRICTED  CASH
      -------------------------------------------------------------------------------------------------------------
      3.   TOTAL  CASH                             $657,834          $302,572          $216,069           $285,955
      -------------------------------------------------------------------------------------------------------------
      4.   ACCOUNTS  RECEIVABLE  (NET)                                $48,370
      -------------------------------------------------------------------------------------------------------------
      5.   INVENTORY
      -------------------------------------------------------------------------------------------------------------
      6.   NOTES  RECEIVABLE
      -------------------------------------------------------------------------------------------------------------
      7.   PREPAID  EXPENSES                       $435,981          $293,450          $319,425           $348,650
      -------------------------------------------------------------------------------------------------------------
      8.   OTHER  (ATTACH  LIST)                $14,534,047        $2,036,000        $2,036,000         $2,130,672
      -------------------------------------------------------------------------------------------------------------
      9.   TOTAL  CURRENT  ASSETS               $15,627,862        $2,680,392        $2,571,494         $2,765,277
      -------------------------------------------------------------------------------------------------------------
      10.  PROPERTY,  PLANT  &  EQUIPMENT                          $3,880,749        $3,906,615         $3,932,482
      -------------------------------------------------------------------------------------------------------------
      11.  LESS:  ACCUMULATED
           DEPRECIATION / DEPLETION                                $2,600,689        $2,539,180         $2,470,793
      -------------------------------------------------------------------------------------------------------------
      12.  NET  PROPERTY,  PLANT  &
           EQUIPMENT                             $1,092,455        $1,280,060        $1,367,435         $1,461,689
      -------------------------------------------------------------------------------------------------------------
      13.  DUE FROM INSIDERS
      -------------------------------------------------------------------------------------------------------------
      14.  OTHER  ASSETS  -  NET  OF AMORT.
           (Service Agreement Rights)
      -------------------------------------------------------------------------------------------------------------
      15.  OTHER (ATTACH LIST)                  $88,579,000       $43,533,010       $47,203,820        $54,385,093
                                          -------------------------------------------------------------------------
      -------------------------------------------------------------------------------------------------------------
      16.  TOTAL ASSETS                        $105,299,317       $47,493,462       $51,142,749        $58,612,060
      -------------------------------------------------------------------------------------------------------------
      POSTPETITION  LIABILITIES
      -------------------------------------------------------------------------------------------------------------
       17.  ACCOUNTS  PAYABLE                                        $ 38,969          $ 89,364            $ 8,281
      -------------------------------------------------------------------------------------------------------------
      18.  TAXES  PAYABLE                                                  $0               $55                $55
      -------------------------------------------------------------------------------------------------------------
      19.  NOTES  PAYABLE
      -------------------------------------------------------------------------------------------------------------
      20.  PROFESSIONAL  FEES                                        $556,207          $614,832
      -------------------------------------------------------------------------------------------------------------
      21.  SECURED  DEBT                                                   $0                $0                 $0
      -------------------------------------------------------------------------------------------------------------
      22.  OTHER  (ATTACH  LIST)                                     $226,386        $1,393,489             $1,041
      -------------------------------------------------------------------------------------------------------------
      23.  TOTAL  POSTPETITION
           LIABILITIES                                               $821,562        $2,097,740             $9,377
      -------------------------------------------------------------------------------------------------------------
      PREPETITION  LIABILITIES
           --------------------------------------------------------------------------------------------------------
      24.  SECURED  DEBT                       $156,072,699      $124,611,389      $127,238,985       $134,306,861
      -------------------------------------------------------------------------------------------------------------
      25.  PRIORITY  DEBT                        $2,064,593        $1,114,101        $1,172,640         $1,176,286
      -------------------------------------------------------------------------------------------------------------
      26.  UNSECURED  DEBT                      $16,118,079        11,750,814        11,636,147         15,283,345
      -------------------------------------------------------------------------------------------------------------
      27.  OTHER (ATTACH LIST)                                    $13,072,534       $15,078,517        $17,803,420
      -------------------------------------------------------------------------------------------------------------
      28.  TOTAL  PREPETITION  LIABILITIES     $174,255,371      $150,548,838      $155,126,289       $168,569,911
      -------------------------------------------------------------------------------------------------------------
      29.  TOTAL LIABILITIES                   $174,255,371      $151,370,400      $157,224,029       $168,579,289
      -------------------------------------------------------------------------------------------------------------
                    EQUITY
      -------------------------------------------------------------------------------------------------------------
      30.  PREPETITION  OWNERS'  EQUITY         (68,956,054)    ($105,063,501)    ($104,909,314)     ($104,940,157)
      -------------------------------------------------------------------------------------------------------------
      31.  POSTPETITION  CUMULATIVE
           PROFIT  OR  (LOSS)                                      $1,186,563       ($1,171,967)       ($5,027,072)
      -------------------------------------------------------------------------------------------------------------
      32.  DIRECT  CHARGES  TO  EQUITY
           (ATTACH  EXPLANATION)
      -------------------------------------------------------------------------------------------------------------
      33.  TOTAL  EQUITY                       ($68,956,054)    ($103,876,938)    ($106,081,281)     ($109,967,229)
      -------------------------------------------------------------------------------------------------------------
      34.  TOTAL  LIABILITIES  &
           OWNERS'  EQUITY                     $105,299,317       $47,493,462       $51,142,748        $58,612,060
      -------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

     NOTE: Decrease in Secured Debt due to paying down debt obligations to major creditor with proceeds received from sale of two subsidiaries in August.


--------------------------------------------------------------------------------------------------------------------------
                                                                                 Monthly Operating Report

      ---------------------------------------------------------
      CASE  NAME:  ProMedCo Management Company                                   ATTACHMENT - ACCRUAL BASIS-1
      ---------------------------------------------------------

      ---------------------------------------------------------
      CASE  NUMBER:  01-42502-BJH-11                                             02/13/95, RWD, 2/96
      ---------------------------------------------------------

                                                                                  ***** AMOUNTS ARE UNAUDITED *****
      ---------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE            MONTH             MONTH             MONTH
                                                               ------------------------------------------------------
      ASSETS                                      AMOUNT        September 2001      August 2001        July 2001
      ---------------------------------------------------------------------------------------------------------------
      8.   OTHER  CURRENT ASSETS
      ---------------------------------------------------------------------------------------------------------------
           Income tax receivable                   $13,983,375
           ----------------------------------------------------------------------------------------------------------
           Other current assets                                               $0                $0          ($20,000)
           ----------------------------------------------------------------------------------------------------------
           Sale proceeds held in escrow                               $1,600,000        $1,600,000        $1,600,000
           ----------------------------------------------------------------------------------------------------------
           Management fees receivable(Note #1 below)  $550,672          $436,000          $436,000          $550,672
           ----------------------------------------------------------------------------------------------------------
                                                   $14,534,047        $2,036,000        $2,036,000        $2,130,672
           ----------------------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
      15.  OTHER ASSETS
      ---------------------------------------------------------------------------------------------------------------
           Security deposit                            $11,760           $11,760           $11,760           $11,760
           ----------------------------------------------------------------------------------------------------------
           Stock and interest in subsidiaries(Note $87,800,000       $42,752,472       $46,423,282       $53,605,478
           ----------------------------------------------------------------------------------------------------------
           Club membership                             $16,000           $16,000           $16,000           $16,000
           ----------------------------------------------------------------------------------------------------------
           STAR program advancing                     $751,240          $752,778          $752,778          $751,855
           ----------------------------------------------------------------------------------------------------------
                                                   $88,579,000       $43,533,010       $47,203,820       $54,385,093
           ----------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
      22.  OTHER  POSTPETITION LIABILITIES
      ---------------------------------------------------------------------------------------------------------------
           Withholdings from employee gross payroll                           $0           ($1,336)           $1,041
           ----------------------------------------------------------------------------------------------------------
           Miscellaneous accruals (Note 4 below)                        $226,386        $1,394,825
           ----------------------------------------------------------------------------------------------------------
           Total Other Postpetition Liabilities                         $226,386        $1,393,489            $1,041
           ----------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
      27.  OTHER PREPETITION LIABILITIES
      ---------------------------------------------------------------------------------------------------------------
           Deferred revenue (Note #2 below)                          $13,072,534       $15,078,517       $17,803,420
           ----------------------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

      NOTE 1: Decrease in management fee receivables due to determination by management that $114,672 were uncollectible. This receivable is being reviewed in more detail to determine its collectibility.
      NOTE 2: Reclassification of prior year adjustment, not known at filing date, charged against pre-petition equity and monthly amortization recorded as non-operating income on MOR-2.
      NOTE 3: Interest in subsidiaries decreased due to sale of subsidiaries.
      NOTE 4: Decrease due to reversal of post-petition dividends accrued.


===================================================================================================================
                                                                               Monthly Operating Report

      ---------------------------------------------------------
      CASE  NAME:  ProMedCo Management Company                                 ACCRUAL BASIS-2
      ---------------------------------------------------------

      ---------------------------------------------------------
      CASE  NUMBER:  01-42502-BJH-11                                           02/13/95, RWD, 2/96
      ---------------------------------------------------------

      -----------------------------------------
      INCOME STATEMENT                                               ***** AMOUNTS ARE UNAUDITED *****
      -----------------------------------------
      --------------------------------------------------------------------------------------------------------
                                                    MONTH           MONTH           MONTH         QUARTER
                                               ------------------------------------------------
      REVENUES                                 September 2001    August 2001      July 2001        TOTAL
      --------------------------------------------------------------------------------------------------------
      1.   GROSS  REVENUES                                                             $76,271
      --------------------------------------------------------------------------------------------------------
      2.   LESS:  RETURNS & DISCOUNTS
      --------------------------------------------------------------------------------------------------------
      3.   NET  REVENUE                                     $0              $0         $76,271             $0
      --------------------------------------------------------------------------------------------------------
      COST  OF  GOODS  SOLD
      --------------------------------------------------------------------------------------------------------
      4.   MATERIAL
      --------------------------------------------------------------------------------------------------------
      5.   DIRECT  LABOR
      --------------------------------------------------------------------------------------------------------
      6.   DIRECT  OVERHEAD
      --------------------------------------------------------------------------------------------------------
      7.   TOTAL  COST  OF  GOODS  SOLD                     $0              $0              $0             $0
      --------------------------------------------------------------------------------------------------------
      8.   GROSS  PROFIT                                    $0              $0         $76,271             $0
      --------------------------------------------------------------------------------------------------------
      OPERATING  EXPENSES
      --------------------------------------------------------------------------------------------------------
      9.   OFFICER / INSIDER  COMPENSATION             $75,122        $218,453        $210,478
      --------------------------------------------------------------------------------------------------------
      10.  SELLING  &  MARKETING
      --------------------------------------------------------------------------------------------------------
      11.  GENERAL & ADMINISTRATIVE                     $2,338         $14,476          $3,697
      --------------------------------------------------------------------------------------------------------
      12.  RENT  &  LEASE                              $26,842         $47,826         $10,765
      --------------------------------------------------------------------------------------------------------
      13.  OTHER (ATTACH LIST)                       ($250,424)       $360,472        ($53,410)
      --------------------------------------------------------------------------------------------------------
      14.  TOTAL  OPERATING  EXPENSES                ($146,122)       $641,227        $171,530             $0
      --------------------------------------------------------------------------------------------------------
      15.  INCOME  BEFORE  NON-OPERATING
           INCOME & EXPENSE                           $146,122       ($641,227)       ($95,259)            $0
      --------------------------------------------------------------------------------------------------------
      OTHER  INCOME  &  EXPENSES
      --------------------------------------------------------------------------------------------------------
      16.  NON-OPERATING INCOME (ATT.  LIST)       ($2,020,665)    ($4,868,938)             $0
      --------------------------------------------------------------------------------------------------------
      17.  NON-OPERATING EXPENSE (ATT.  LIST)               $0        $114,737              $0
      --------------------------------------------------------------------------------------------------------
      18.  INTEREST  EXPENSE (See Note below)         ($22,744)    ($1,221,478)     $1,001,880
      --------------------------------------------------------------------------------------------------------
      19.  DEPRECIATION / DEPLETION                    $61,508         $68,388         $69,751
      --------------------------------------------------------------------------------------------------------
      20.  AMORTIZATION
      --------------------------------------------------------------------------------------------------------
      21.  OTHER -(ATTACH LIST)                      ($814,071)       $778,507      $1,089,388
      --------------------------------------------------------------------------------------------------------
      22.  NET  OTHER INCOME & EXPENSES            ($2,795,972)    ($5,128,784)     $2,161,019             $0
      --------------------------------------------------------------------------------------------------------
      REORGANIZATION  EXPENSES
      --------------------------------------------------------------------------------------------------------
      23.  PROFESSIONAL  FEES                         $635,748        $625,785        $760,304
      --------------------------------------------------------------------------------------------------------
      24.  U.S.  TRUSTEE  FEES                          $3,333          $6,667         $10,000
      --------------------------------------------------------------------------------------------------------
      25.  OTHER (ATTACH LIST)                              $0              $0
      --------------------------------------------------------------------------------------------------------
      26.  TOTAL  REORGANIZATION  EXPENSES            $639,081        $632,452        $770,304             $0
      --------------------------------------------------------------------------------------------------------
      27.  INCOME  TAX                                ($55,517)             $0              $0
      --------------------------------------------------------------------------------------------------------
      28.  NET  PROFIT  (LOSS)                      $2,358,530      $3,855,105     ($3,026,582)            $0
      --------------------------------------------------------------------------------------------------------

===================================================================================================================

   NOTE: Interest was abated upon petition and interest income from subsidiaries decreased due to the sale of some subsidiaries.


===================================================================================================================
                                                                               Monthly Operating Report

      ----------------------------------------------------------
      CASE  NAME:  ProMedCo Management Company                                 ATTACHMENT -
      ----------------------------------------------------------
                                                                                    ACCRUAL BASIS-2
      ----------------------------------------------------------
      CASE  NUMBER:  01-42502-BJH-11                                           02/13/95, RWD, 2/96
      ----------------------------------------------------------

                                                                      ***** AMOUNTS ARE UNAUDITED *****
      ------------------------------------------
      --------------------------------------------------------------------------------------------------------
                                                     MONTH          MONTH           MONTH         QUARTER
                                                -----------------------------------------------
                                                September 2001   August 2001      July 2001        TOTAL
      --------------------------------------------------------------------------------------------------------
      13.  OTHER OPERATING EXPENSES
      --------------------------------------------------------------------------------------------------------
           Payroll and payroll taxes                   $252,616       $246,970        $274,095
      --------------------------------------------------------------------------------------------------------
           Sales use and other taxes                       $559           $798            $654
      --------------------------------------------------------------------------------------------------------
           Utilities                                    $79,889        $48,345         $68,346
      --------------------------------------------------------------------------------------------------------
           Insurance                                    $28,900        $19,988         $19,988
      --------------------------------------------------------------------------------------------------------
           Travel                                       $13,495        $18,481         $17,606
      --------------------------------------------------------------------------------------------------------
           Entertainment                                 $2,121         $2,583          $2,311
      --------------------------------------------------------------------------------------------------------
           Repairs & Maintenance                           $620           $487            $487
      --------------------------------------------------------------------------------------------------------
           Supplies                                    ($27,627)      ($29,955)       ($27,915)
      --------------------------------------------------------------------------------------------------------
           Employee benefits                             $7,942         $9,299          $3,578
      --------------------------------------------------------------------------------------------------------
           Occupancy Costs
      --------------------------------------------------------------------------------------------------------
           Purchased Services                         ($608,939)       $43,476       ($412,560)
      --------------------------------------------------------------------------------------------------------
           Total Other Operating Expenses             ($250,424)      $360,472        ($53,410)
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
      16.  NON-OPERATING INCOME (ATT.  LIST)
      --------------------------------------------------------------------------------------------------------
           Deferred revenue                         ($2,005,983)   ($2,724,902)
      --------------------------------------------------------------------------------------------------------
           Reversal of accrued expenses (Note #1)                  ($2,130,278)
      --------------------------------------------------------------------------------------------------------
           Payments from settlement                    ($14,682)      ($13,758)
      --------------------------------------------------------------------------------------------------------
           Total Non-Operating Income               ($2,020,665)   ($4,868,938)             $0
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
      17.  NON-OPERATING EXPENSE (ATT.  LIST)
      --------------------------------------------------------------------------------------------------------
           Penalty on taxes                                  $0            $65
      --------------------------------------------------------------------------------------------------------
           Management fees written off (See Note #2 below)   $0       $114,672
      --------------------------------------------------------------------------------------------------------
           Total Non-Operating Expenses                      $0       $114,737              $0
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
      21.  OTHER NON-OPERATING EXPENSES
      --------------------------------------------------------------------------------------------------------
           Earnings in subsidiaries                    $715,140       $761,988      $4,116,559
      --------------------------------------------------------------------------------------------------------
           Amortization of Intangible impairment             $0      ($289,323)      ($376,964)
      --------------------------------------------------------------------------------------------------------
           Adjustment to estimated market value                                    ($2,956,049)
      --------------------------------------------------------------------------------------------------------
           Dividends (See Note #3 below)            ($1,529,211)      $305,842        $305,842
      --------------------------------------------------------------------------------------------------------
           Total Non-Operating Expenses               ($814,071)      $778,507      $1,089,388
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------

===================================================================================================================


      NOTE #1: Certain accrued expenses, pre-petition, were unsupported or unsubstantiated and, therefore, were reversed to non-operating income.
      NOTE #2: Management determined certain management fee receivables, totalling $114,672 were uncollectible NOTE #3: Reversal of dividends recorded post-petition.


------------------------------------------------------------------------------------------------------------------
                                                                              Monthly Operating Report

    ---------------------------------------------------------
    CASE  NAME:  ProMedCo Management Company                                  ACCRUAL BASIS-3
    ---------------------------------------------------------

    ---------------------------------------------------------
    CASE  NUMBER:  01-42502-BJH-11                                            02/13/95, RWD, 2/96
    ---------------------------------------------------------

                                                                     ***** AMOUNTS ARE UNAUDITED *****
    ------------------------------------------------------------------------------------------------------------
    CASH  RECEIPTS  AND                          MONTH            MONTH            MONTH           QUARTER
                                            ---------------------------------------------------
    DISBURSEMENTS                            September 2001    August 2001       July 2001          TOTAL
    ------------------------------------------------------------------------------------------------------------
    1.  CASH - BEGINNING  OF  MONTH                 $216,069         $285,954         $761,181
    ------------------------------------------------------------------------------------------------------------
    RECEIPTS  FROM  OPERATIONS
    ------------------------------------------------------------------------------------------------------------
    2.  CASH  SALES
    ------------------------------------------------------------------------------------------------------------
    COLLECTION  OF  ACCOUNTS  RECEIVABLE
    ------------------------------------------------------------------------------------------------------------
    3.  PREPETITION
    ------------------------------------------------------------------------------------------------------------
    4.  POSTPETITION
    ------------------------------------------------------------------------------------------------------------
    5.  TOTAL  OPERATING  RECEIPTS                  $214,140          $74,121         $200,799               $0
    ------------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
    ------------------------------------------------------------------------------------------------------------
    6.  LOANS  &  ADVANCES  (ATTACH  LIST)          $753,390         $846,732         $795,000
    ------------------------------------------------------------------------------------------------------------
    7.  SALE  OF  ASSETS                          $4,053,900       $6,966,951               $0
    ------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                    ($4,053,900)     ($7,241,341)              $0
    ------------------------------------------------------------------------------------------------------------
    9.  TOTAL  NON-OPERATING  RECEIPTS              $753,390         $572,342         $795,000               $0
    ------------------------------------------------------------------------------------------------------------
    10. TOTAL  RECEIPTS                             $967,530         $646,463         $995,799               $0
    ------------------------------------------------------------------------------------------------------------
    11. TOTAL  CASH  AVAILABLE                    $1,183,599         $932,417       $1,756,980               $0
    ------------------------------------------------------------------------------------------------------------
    OPERATING  DISBURSEMENTS
    ------------------------------------------------------------------------------------------------------------
    12. NET  PAYROLL                                $159,528         $335,764         $322,759
    ------------------------------------------------------------------------------------------------------------
    13. PAYROLL TAXES PAID                          $214,082         $138,452         $157,524
    ------------------------------------------------------------------------------------------------------------
    14. SALES,  USE  &  OTHER  TAXES  PAID                               $304             $772
    ------------------------------------------------------------------------------------------------------------
    15. SECURED / RENTAL / LEASES                                          $0               $0
    ------------------------------------------------------------------------------------------------------------
    16. UTILITIES                                    $43,404          $42,912          $67,409
    ------------------------------------------------------------------------------------------------------------
    17. INSURANCE                                    $10,170           $6,063         $113,832
    ------------------------------------------------------------------------------------------------------------
    18. INVENTORY  PURCHASES
    ------------------------------------------------------------------------------------------------------------
    19. VEHICLE  EXPENSES
    ------------------------------------------------------------------------------------------------------------
    20. TRAVEL                                       $17,154          $11,581          $17,606
    ------------------------------------------------------------------------------------------------------------
    21. ENTERTAINMENT                                 $2,463           $1,894           $2,311
    ------------------------------------------------------------------------------------------------------------
    22. REPAIRS  &  MAINTENANCE                         $133
    ------------------------------------------------------------------------------------------------------------
    23. SUPPLIES                                        $900           $1,468           $4,369
    ------------------------------------------------------------------------------------------------------------
    24. ADVERTISING
    ------------------------------------------------------------------------------------------------------------
    25. OTHER  (ATTACH  LIST)                        $93,456         $166,958          $14,140
    ------------------------------------------------------------------------------------------------------------
    26. TOTAL  OPERATING  DISBURSEMENTS             $541,289         $705,395         $700,722               $0
    ------------------------------------------------------------------------------------------------------------
    REORGANIZATION  EXPENSES
    ------------------------------------------------------------------------------------------------------------
    27. PROFESSIONAL  FEES                          $339,747          $10,953         $760,304
    ------------------------------------------------------------------------------------------------------------
    28. U.S.  TRUSTEE  FEES                               $0               $0          $10,000
    ------------------------------------------------------------------------------------------------------------
    29. OTHER  (ATTACH  LIST)
    ------------------------------------------------------------------------------------------------------------
    30. TOTAL  REORGANIZATION  EXPENSES             $339,747          $10,953         $770,304               $0
    ------------------------------------------------------------------------------------------------------------
    31. TOTAL  DISBURSEMENTS                        $881,036         $716,348       $1,471,026               $0
    ------------------------------------------------------------------------------------------------------------
    32. NET  CASH  FLOW                              $86,494         ($69,885)       ($475,227)              $0
    ------------------------------------------------------------------------------------------------------------
    33. CASH - END OF MONTH                         $302,563         $216,069         $285,954               $0
    ------------------------------------------------------------------------------------------------------------

==================================================================================================================


------------------------------------------------------------------------------------------------------------------
                                                                              Monthly Operating Report

    ---------------------------------------------------------
    CASE  NAME:  ProMedCo Management Company                                  ATTACHMENT -
    ---------------------------------------------------------
                                                                                   ACCRUAL BASIS-3
    ---------------------------------------------------------
    CASE  NUMBER:  01-42502-BJH-11                                            02/13/95, RWD, 2/96
    ---------------------------------------------------------

                                                                     ***** AMOUNTS ARE UNAUDITED *****
    ------------------------------------------------------------------------------------------------------------
                                                 MONTH            MONTH            MONTH           QUARTER
                                            ---------------------------------------------------
                                             September 2001    August 2001       July 2001          TOTAL
    ------------------------------------------------------------------------------------------------------------
    6.  LOANS  &  ADVANCES
    ------------------------------------------------------------------------------------------------------------
        Draws from the Cash Collateral account      $753,390         $846,732         $795,000
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
        Total Loans & Advances                      $753,390         $846,732         $795,000
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
    8.  OTHER  NON-OPERATING RECEIPTS
    ------------------------------------------------------------------------------------------------------------
        Payments into the Cash Collateral account                   ($274,390)
    ------------------------------------------------------------------------------------------------------------
        Transfer Sale Proceeds to Cash Collateral($4,053,900)     ($6,966,951)
    ------------------------------------------------------------------------------------------------------------
        Total Other Non-Operating Receipts       ($4,053,900)     ($7,241,341)              $0
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
    25. OTHER  (ATTACH  LIST)
    ------------------------------------------------------------------------------------------------------------
        EMPLOYEE WITHHOLDINGS & BENEFITS             $12,186          $12,786           $5,259
    ------------------------------------------------------------------------------------------------------------
        OCCUPANCY COSTS
    ------------------------------------------------------------------------------------------------------------
        PURCHASED SERVICES                            $2,062          $41,403           $3,461
    ------------------------------------------------------------------------------------------------------------
        GENERAL AND ADMINISTRATIVE EXP.              $25,977          $41,191           $3,391
    ------------------------------------------------------------------------------------------------------------
        WORKING CAPITAL ADVANCE TO SUBSIDIARIES      $53,231          $71,578           $2,028
    ------------------------------------------------------------------------------------------------------------
        STATE INCOME TAXES                                $0               $0               $0
    ------------------------------------------------------------------------------------------------------------
        TOTAL OTHER OPERATING DISBURSEMENTS          $93,456         $166,958          $14,140               $0
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
    29. OTHER  REORGANIZATION DISBURSEMENTS
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

==================================================================================================================


        * Increase in Purchased Services, line 25 above, is due to retainer paid to law firm and auditing fees related to the 401(k) Plan.



------------------------------------------------------------------------------------------------------------------
                                                                                Monthly Operating Report

    ------------------------------------------------------------
    CASE  NAME:  ProMedCo Management Company                                    ACCRUAL BASIS-4
    ------------------------------------------------------------

    ------------------------------------------------------------
    CASE  NUMBER:  01-42502-BJH-11                                              02/13/95, RWD, 2/96
    ------------------------------------------------------------

                                                                       ***** AMOUNTS ARE UNAUDITED *****
    ------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE         MONTH           MONTH           MONTH
                                                                ------------------------------------------------
    ACCOUNTS  RECEIVABLE  AGING                      AMOUNT     September 2001    August 2001      July 2001
    ------------------------------------------------------------------------------------------------------------
    1.   0-30                                                           $13,686
    ------------------------------------------------------------------------------------------------------------
    2.   31-60                                                          $11,276
    ------------------------------------------------------------------------------------------------------------
    3.   61-90                                                           $5,820
    ------------------------------------------------------------------------------------------------------------
    4.   91+                                                            $17,588
    ------------------------------------------------------------------------------------------------------------
    5.   TOTAL  ACCOUNTS  RECEIVABLE                         $0         $48,370              $0              $0
    ------------------------------------------------------------------------------------------------------------
    6.   AMOUNT  CONSIDERED  UNCOLLECTIBLE
    ------------------------------------------------------------------------------------------------------------
    7.   ACCOUNTS  RECEIVABLE  (NET)                         $0         $48,370              $0              $0
    ------------------------------------------------------------------------------------------------------------


    ------------------------------------------------------------

    AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                        MONTH: September 2001
                                                                                --------------------------------

    ------------------------------------------------------------------------------------------------------------
                                      0-30           31-60           61-90            91+
    TAXES  PAYABLE                    DAYS            DAYS           DAYS            DAYS            TOTAL
    ------------------------------------------------------------------------------------------------------------
    1.   FEDERAL                              $0                                                            $ -
    ------------------------------------------------------------------------------------------------------------
    2.   STATE                                               $0              $0                             $ -
    ------------------------------------------------------------------------------------------------------------
    3.   LOCAL                                                                                              $ -
    ------------------------------------------------------------------------------------------------------------
    4.   OTHER (ATTACH LIST)                                                                                $ -
    ------------------------------------------------------------------------------------------------------------
    5.   TOTAL  TAXES  PAYABLE                $0             $0              $0              $0              $0
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
    6.   ACCOUNTS  PAYABLE                 4,405          3,077           1,584          29,903          38,969
    ------------------------------------------------------------------------------------------------------------


    ---------------------------------------------

    STATUS  OF  POSTPETITION  TAXES                                      MONTH: September 2001
                                                                                --------------------------------

    ------------------------------------------------------------------------------------------------------------
                                                   BEGINNING        AMOUNT                          ENDING
                                                      TAX        WITHHELD AND/      AMOUNT            TAX
    FEDERAL                                        LIABILITY*     0R ACCRUED         PAID          LIABILITY
    ------------------------------------------------------------------------------------------------------------
    1.   WITHHOLDING**                                                  $67,008         $67,008              $0
    ------------------------------------------------------------------------------------------------------------
    2.   FICA-EMPLOYEE**                                                 $8,431          $8,431              $0
    ------------------------------------------------------------------------------------------------------------
    3.   FICA-EMPLOYER**                                                 $8,430          $8,430              $0
    ------------------------------------------------------------------------------------------------------------
    4.   UNEMPLOYMENT                                                       $67             $67              $0
    ------------------------------------------------------------------------------------------------------------
    5.   INCOME                                                        $129,436        $129,436              $0
    ------------------------------------------------------------------------------------------------------------
    6.   OTHER (ATTACH LIST)                                                                                 $0
    ------------------------------------------------------------------------------------------------------------
    7.   TOTAL  FEDERAL  TAXES                               $0        $213,371        $213,371              $0
    ------------------------------------------------------------------------------------------------------------
    STATE  AND  LOCAL
    ------------------------------------------------------------------------------------------------------------
    8.   WITHHOLDING                                        $32            $469            $501              $0
    ------------------------------------------------------------------------------------------------------------
    9.   SALES                                                                                               $0
    ------------------------------------------------------------------------------------------------------------
    10.  EXCISE                                                                                              $0
    ------------------------------------------------------------------------------------------------------------
    11.  UNEMPLOYMENT                                       $23            $187            $210              $0
    ------------------------------------------------------------------------------------------------------------
    12.  REAL  PROPERTY                                                                                      $0
    ------------------------------------------------------------------------------------------------------------
    13.  PERSONAL  PROPERTY                                                                                  $0
    ------------------------------------------------------------------------------------------------------------
    14.  OTHER - Franchise and income taxes                                  $0              $0              $0
    ------------------------------------------------------------------------------------------------------------
    15.  TOTAL  STATE  &  LOCAL                             $55            $655            $710              $0
    ------------------------------------------------------------------------------------------------------------
    16.  TOTAL  TAXES                                       $55        $214,027        $214,082              $0
    ------------------------------------------------------------------------------------------------------------

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Monthly Operating Report

    ---------------------------------------------------
    CASE  NAME:  ProMedCo Management Company                                                       ACCRUAL BASIS-5
    ---------------------------------------------------

    ---------------------------------------------------
    CASE  NUMBER:  01-42502-BJH-11                                                                 02/13/95, RWD, 2/96
    ---------------------------------------------------
               ***** AMOUNTS ARE UNAUDITED *****

    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                 MONTH: September 2001
    ----------------------------------------           -----------------------------------------------------------------------
    BANK  RECONCILIATIONS
                                            Account #1 Account #2 Account #3 Account #4 Account #5 Account #6
    --------------------------------------------------------------------------------------------------------------------------
    A.          BANK:                          Bank of America
    ----------------------------------------------------------------------------------------------------------
    B.           ACCOUNT  NUMBER:           1630767251 3751782030 1631766518 3751782043 4771140656 3751782056      TOTAL
    ----------------------------------------------------------------------------------------------------------
                                                                     Health      Health    Employee     Employee
    C.           PURPOSE  (TYPE):           Operating   Operating   Benefits    Benefits  Benefit Plan Benefit Plan
    --------------------------------------------------------------------------------------------------------------------------
    1.   BALANCE  PER  BANK  STATEMENT            $318   $447,008         $0    $91,801         $0    $50,713        $589,840
    --------------------------------------------------------------------------------------------------------------------------
    2.   ADD:  TOTAL  DEPOSITS  NOT  CREDITED       $0                                                                     $0
    --------------------------------------------------------------------------------------------------------------------------
    3.   SUBTRACT:  OUTSTANDING  CHECKS      ($221,506)                        ($22,321)                            ($243,827)
    --------------------------------------------------------------------------------------------------------------------------
    4.   OTHER  RECONCILING  ITEMS            $447,008  ($447,008)                              $0   ($43,690)       ($43,690)
    --------------------------------------------------------------------------------------------------------------------------
    5.   MONTH  END  BALANCE  PER  BOOKS      $225,820         $0         $0    $69,480         $0     $7,023        $302,323
    --------------------------------------------------------------------------------------------------------------------------
    6.   NUMBER  OF  LAST  CHECK  WRITTEN
    --------------------------------------------------------------------------------------------------------------------------


    ----------------------------------------
    INVESTMENT ACCOUNTS

    --------------------------------------------------------------------------------------------------------------------------
                                             DATE OF    TYPE OF                                     PURCHASE      CURRENT
    BANK,  ACCOUNT  NAME  &  NUMBER          PURCHASE       INSTRUMENT                               PRICE         VALUE
    --------------------------------------------------------------------------------------------------------------------------
    7.
    --------------------------------------------------------------------------------------------------------------------------
    8.
    --------------------------------------------------------------------------------------------------------------------------
    9.
    --------------------------------------------------------------------------------------------------------------------------
    10.
    --------------------------------------------------------------------------------------------------------------------------
    11.  TOTAL  INVESTMENTS                                                                                $0              $0
    --------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------
    CASH

    --------------------------------------------------------------------------------------------------------------------------
    12.  CURRENCY ON HAND                                                                                                $250
    --------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------
    13.  TOTAL  CASH  -  END  OF MONTH                                                                               $302,573
    --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                           Monthly Operating Report


     --------------------------------------------------------
     CASE  NAME:  ProMedCo Management Company                              ACCRUAL BASIS-6
     --------------------------------------------------------

     --------------------------------------------------------
     CASE  NUMBER:  01-42502-BJH-11                                        02/13/95, RWD, 2/96
     --------------------------------------------------------

                           ***** AMOUNTS ARE UNAUDITED ***** MONTH: September 2001
                                                                    ---------------------------

     ----------------------------------------------------------------------
     PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
     ----------------------------------------------------------------------

     OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID
     TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE)
     AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF
     COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,
     TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

     ----------------------------------------------------------------------
                                   INSIDERS
     ----------------------------------------------------------------------
                                 TYPE OF           AMOUNT     TOTAL PAID
     ----------------------------------------------------------------------
                 NAME            PAYMENT            PAID        TO DATE
     ----------------------------------------------------------------------

     1. Charles McQueary   salary                    $16,651      $182,974
     ----------------------------------------------------------------------
        Charles McQueary   expense reports            $1,735        $4,424
     ----------------------------------------------------------------------
     2. Robert Smith       salary                         $0      $173,226
     ----------------------------------------------------------------------
        Robert Smith       expense reports                $0        $1,322
     ----------------------------------------------------------------------
     3. Mike Yeary         salary                    $29,453      $253,279
     ----------------------------------------------------------------------
        Mike Yeary         expense reports            $2,874       $14,877
     ----------------------------------------------------------------------
     4. Karen Nicolaou     salary                    $20,493      $171,651
     ----------------------------------------------------------------------
     5. Karen Nicolaou     expense reports            $3,917       $17,681
     ----------------------------------------------------------------------
     6. TOTAL PAYMENTS TO INSIDERS                   $75,122      $819,433
     ----------------------------------------------------------------------


     -------------------------------------------------------------------------------------------------
                                              PROFESSIONALS
     -------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                 TOTAL
                            ORDER AUTHORIZING      AMOUNT       AMOUNT      TOTAL PAID     INCURRED
                      NAME       PAYMENT          APPROVED       PAID         TO DATE     & UNPAID *
     -------------------------------------------------------------------------------------------------
     1. Andrews & Kurth                             $331,458      $331,458    $1,339,899     $513,438
     -------------------------------------------------------------------------------------------------
     2. Colvin & Petrocchi, L.L.                      $8,289        $8,289       $47,195       $9,814
     -------------------------------------------------------------------------------------------------
     3. Dyer, Ellis & Joseph                              $0            $0            $0      $32,956
     -------------------------------------------------------------------------------------------------
     4.                                                                                            $0
     -------------------------------------------------------------------------------------------------
     6. TOTAL  PAYMENTS
        TO  PROFESSIONALS                           $339,747      $339,747    $1,387,095     $556,208
     -------------------------------------------------------------------------------------------------
     *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

     -------------------------------------------------------------------------------------------------
     POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND
     ADEQUATE PROTECTION  PAYMENTS
     -------------------------------------------------------------------------------------------------
                                                 SCHEDULED      AMOUNTS
                                                  MONTHLY        PAID          TOTAL
                                                  PAYMENTS      DURING        UNPAID
                  NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
     -------------------------------------------------------------------------------------------------
     1.
     ------------------------------------------------------------------------------------
     2
     ------------------------------------------------------------------------------------
     3
     ------------------------------------------------------------------------------------
     6. TOTAL                                             $0            $0            $0
     ------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                       Monthly Operating Report

   -----------------------------------------------------------------------
   CASE  NAME:  ProMedCo Management Company                                            ACCRUAL  BASIS-7
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
   CASE  NUMBER:  01-42502-BJH-11                                                      02/13/95, RWD, 2/96
   -----------------------------------------------------------------------

                                                                                MONTH: September 2001
                                                                                       ----------------------------

   -------------------------------------
   QUESTIONNAIRE
   ----------------------------------------------------------------------------------------------------------------
                                                                                             YES           NO
   ----------------------------------------------------------------------------------------------------------------
   1.   HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                                            XX
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?
   ----------------------------------------------------------------------------------------------------------------
   2.   HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                                              XX
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?
   ----------------------------------------------------------------------------------------------------------------
   3.   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                             XX
        LOANS) DUE  FROM RELATED PARTIES?
   ----------------------------------------------------------------------------------------------------------------
   4.   HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES                        XX
        THIS REPORTING PERIOD?
   ----------------------------------------------------------------------------------------------------------------
   5.   HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                                              XX
        DEBTOR FROM ANY PARTY?
   ----------------------------------------------------------------------------------------------------------------
   6.   ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                 XX
   ----------------------------------------------------------------------------------------------------------------
   7.   ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                                          XX
        PAST  DUE?
   ----------------------------------------------------------------------------------------------------------------
   8.   ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                            XX
   ----------------------------------------------------------------------------------------------------------------
   9.   ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                     XX
   ----------------------------------------------------------------------------------------------------------------
   10.  ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                               XX
        DELINQUENT?
   ----------------------------------------------------------------------------------------------------------------
   11.  HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                                             XX
        REPORTING PERIOD?
   ----------------------------------------------------------------------------------------------------------------
   12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                    XX
   ----------------------------------------------------------------------------------------------------------------

   IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
   EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.
   4. In accordance with an approved court order, prepetition salaries and wages and employee benefit liabilities were paid during the month.
   ------------------------------------------------------------------------------------------------------------------
   During the month, the bank group withdrew cash from the cash collateral account as a payment against the pre-petition secured debt.
   ------------------------------------------------------------------------------------------------------------------

   -------------------------------------
   INSURANCE
   ----------------------------------------------------------------------------------------------------------------
                                                                                             YES           NO
   ----------------------------------------------------------------------------------------------------------------
   1.   ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                              XX
        NECESSARY INSURANCE COVERAGES IN EFFECT?
   ----------------------------------------------------------------------------------------------------------------
   2.   ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                          XX
   ----------------------------------------------------------------------------------------------------------------
   3.   PLEASE  ITEMIZE  POLICIES  BELOW.
   ----------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
   BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
   EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------
                                      INSTALLMENT  PAYMENTS
     ----------------------------------------------------------------------------------------------------------------
               TYPE  OF                                                                        PAYMENT AMOUNT
                POLICY                  CARRIER                   PERIOD COVERED                 & FREQUENCY
     ----------------------------------------------------------------------------------------------------------------
                        Philadelphia Indemnity
   Property Insurance   Insurance Company                9-1-00 to 9-1-01              $92,378 - paid in full
   ----------------------------------------------------------------------------------------------------------------
   Automobile Insurance Hartford Insurance Company       9-24-00 to 9-24-01            $15,000 - annual
   ----------------------------------------------------------------------------------------------------------------
   General liability    Hartford Insurance Company       9-1-00 to 9-1-01              $75,388 paid in full
   ----------------------------------------------------------------------------------------------------------------
                        National Union Fire
   Fiduciary liability  Insurance Co. of Pittsburgh      4-15-01 to 4-15-02            $6,000 - paid in full
   ----------------------------------------------------------------------------------------------------------------
   Crime (Fidelity/     National Union Fire
   Dishonesty)          Insurance Co. of Pittsburgh      4-15-01 to 4-15-02            $12,500 - paid in full
   ----------------------------------------------------------------------------------------------------------------
   Errors & Ommissions
   (E&O)                Steadfast Insurance Company      10-1-00 to 10-1-01            $8,116 - paid in full
   ----------------------------------------------------------------------------------------------------------------
                        National Union Fire                                            $159,139 financed monthly -
   EPLI                 Insurance Co. of Pittsburgh      10-1-00 to 10-1-02            current on payments
   ----------------------------------------------------------------------------------------------------------------
                        National Union Fire
   Directors & Officers Insurance Co. of Pittsburgh      10-1-00 to 10-1-02            $560,000 - paid in full
   ----------------------------------------------------------------------------------------------------------------
   Commercial Umbrella
   Liability            Steadfast Insurance Company      7-31-00 to 7-31-01            $123,820 financed month - current on payment
   ----------------------------------------------------------------------------------------------------------------
   Workers Compensation Legion Insurance Company         3-29-01 to 12-31-01           $8,084 - paid in full
   ----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------